                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 10, 1997


                          VERITAS Software Corporation
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    Delaware
                 ----------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


               0-22712                                          94-2823068
            ------------                                      --------------
            (COMMISSION                                       (IRS EMPLOYER
            FILE NUMBER)                                    IDENTIFICATION NO.)


                1600 Plymouth Street, Mountain View, California  94043
               --------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)


                                 (650) 335-8000
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 Not Applicable
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.        OTHER EVENTS

               On October 10, 1997, the Company issued a press release announcing that it has entered into an agreement to sell $100 million of its 5 1/4% Convertible Subordinated Notes due 2004 in an offering within the United States to qualified institutional buyers. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.



ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

        (c)    Exhibits

               Exhibit Number       Exhibit
               --------------       -------
               99.1                 Press Release, dated October 10, 1997, of
                                    VERITA Software Corporation



                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       VERITAS Software Corporation


        Date:  October 14, 1997        By: /s/  Jay A. Jones
                                          ------------------------------
                                          Vice President, Corporate Counsel &
                                          Secretary

                                INDEX TO EXHIBITS



        Exhibit
         Number                      Description of Exhibit
         ------                      ----------------------
         99.1           Press Release, dated October 10, 1997, of VERITAS
                        Software Corporation